UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  August 2, 2006
                                           ---------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          California                 0-31525                  68-0352144
----------------------------       ------------           -------------------
(State or other jurisdiction       (Commission               (IRS Employer
     Of incorporation)             File Number)           Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA             95670
---------------------------------------------------       -------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code          (916) 231-6700
                                                     ---------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3
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Item 7.01 Regulation FD Disclosure.

On Tuesday, August 2, 2006, beginning at approximately 8:00 a.m. Pacific Time, American River Bankshares President and Chief Executive Officer David T. Taber and Executive Vice President and Chief Financial Officer Mitchell A. Derenzo will give a presentation of the Company's business strategies and financial performance at the Keefe, Bruyette, and Woods (KBW) 2006 Honor Roll and 7th Annual Community Bank Investor Conference in New York, NY.

Presentations will be webcast live at
http://www.kbw.com/news/conference_investor.html and will be available for 60 days following the event. In addition, American River Bankshares presentation materials will be available online after the event at www.amrb.com.


Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         (99.1)   Investor Presentation dated August 2, 2006




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
August 2, 2006                      Mitchell A. Derenzo, Chief Financial Officer



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

INDEX TO EXHIBITS


Exhibit No.     Description                                         Page
-----------     -----------                                         ----

  99.1          Investor Presentation for American                   4
                River Bankshares dated August 2, 2006





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